                                   ASSIGNMENT

     In consideration of the sum of $111,009.50 to be in hand paid by the undersigned to Bank One Kentucky, N.A., f/k/a Liberty National Bank and Trust Company of Louisville, ("Assignor"), a National Banking Association registered with the office of the Controller of the Currency, having an address at P. O. Box 32500, Louisville, Kentucky 40232, the Assignor does hereby sell, transfer, convey, assign and set over to Sterling Vision DKM, Inc., a Delaware corporation, whose address is 1500 Hempstead Turnpike, East Meadow, New York 11554, its successors and assigns ("Assignee") all of the Assignor's rights, title and interest in and to that certain Revolving Credit Loan Agreement and Security Agreement, dated January 30, 1992, between D&K Optical, Inc., Duling Optical Corporation, Duling Optical of South Dakota, Inc., Vision Optical Co. and Kindy Optical Company (collectively, the "Debtors") and the Assignor (a true and correct copy of which is attached hereto as Exhibit "A"), together with all Form UCC-1 Financing Statements and all promissory notes executed by any one or more of the Debtors and delivered to the Assignor in connection therewith (collectively, the "Revolving Credit Agreement"). Assignor does hereby further sell, transfer, assign, sets over and convey to Assignee all rights which it may have which may flow from the various UCC-1 Financing Statement filings and security agreements which are listed in Exhibit "B" attached hereto (which Assignor hereby agrees to assign to Assignee), together with all other such Financing Statements and security agreements executed by any of the Debtors in favor of the Assignor.

     Included in this Assignment are all rights to sue for, collect and receipt for all indebtedness due or to become due under the Revolving Credit Agreement, with power to enforce, in its own name, any and all rights given to Assignor thereunder or which may be deemed necessary by Assignee to enforce the terms thereof.

     Assignor hereby represents and warrants to Assignee, as follows:

     1. The Revolving Credit Agreement was executed by Dr. Larry Joel on behalf of each of the Debtors;

     2. The Assignor is the owner of the Revolving Credit Agreement and warrants that it has not conveyed an interest in same to any third party;

     3. The total balance due Assignee, as of May 31, 1996, under the Revolving Credit Agreement was $117,841.03;

     4. The Revolving Credit Agreement is in full force and effect and is the valid and binding obligation of the Debtors, enforceable against each of the Debtors in accordance with its terms;

     5. To the best of Assignor's knowledge and belief, there are no offsets, counterclaims or other defenses to the Debtors' obligations and liabilities under the Revolving Credit Agreement;

     6. Assignor is a National Banking Association registered with the Office of the Controller and has all requisite corporation power to enter into this Agreement and the other documents and instruments to be executed and delivered by Assignor pursuant hereto, and to carry out the terms and provisions hereof and thereof. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by the Assignor pursuant hereto, together with the consummation of the transactions contemplated hereby, having been duly authorized by all necessary acts of Assignor. This Agreement does, and the other document and instruments to be executed and delivered by the Assignor pursuant hereto will, constitute the legal, valid and binding agreements of the Assignor, enforceable against the Assignor in accordance with the terms; and

     7. Assignor has the full right, power and authority to sell, convey, assign and transfer to Assignee the assets described herein.

     This Assignment represents the entire agreement between Assignor and Assignee and no oral representations alleged, whether made or not made, shall have any force or effect.

     It is agreed that Assignee, forthwith, shall forward its check, in the amount of $111,009.50, which shall represent the entire sum payable by Assignee to Assignor hereunder, which check shall be payable to, and held in escrow in, the Escrow Account of Mapother and Mapother, P.S.C., counsel to the Assignor, until such time as this Agreement, together with all such Form UCC-3 Assignment Agreements which are necessary to assign to Assignee all of the Assignor's right, title and interest in and to the Form UCC-1 Financing Statements referred to herein, are fully executed and delivered by the Assignor to the Assignee.

     In Witness Whereof, this Assignment has been executed as of the 19th day of June, 1996.

BANK ONE KENTUCKY, N.A.                 STERLING VISION DKM, INC.

By:   /s/ David A Frances               By:   /s/ Robert Greenberg
      -------------------------------         ---------------------------
      David A Frances, Vice President         Robert Greenberg, President

This document prepared by:

/s/ Charles M. Friedman
- -----------------------
Charles M. Friedman
Counsel for Bank One Kentucky, N.A.
801 West Jefferson Street
Louisville, Kentucky 40202
(502) 587-5426

STATE OF KENTUCKY     )
                      ) ss.:
COUNTY OF JEFFERSON   )

Subscribed and sworn to before me by David A. Frances, Vice
President, Bank One, Kentucky, N.A. this 20th day of June, 1996.

     My Commission expires: 8-14-97

                                        /s/ Nancy L. Pool
                                        ---------------------------------
                                        NOTARY PUBLIC, STATE-AT-LARGE, KY.

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NASSAU    )

     On the 19th day of June, 1996, before me personally came Robert Greenberg, to me known and known to me, who, being by me duly sworn, did depose and say that he resides at 58 Starling Court, Roslyn, New York; that he is the President of Sterling Vision DKM, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was to be affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        /s/ Joseph Silver
                                        -------------------
                                        Notary Public

                                        JOSEPH SILVER
                                        Notary Public, State of New York
                                                No. 3667925
                                        Qualified in Nassau County
                                        Commission Expires January 31, 1998